SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)   November 16, 2010

THE BEARD COMPANY
(Exact name of registrant as specified in its charter)

Oklahoma	001-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway 301 N.W. 63rd Street, Suite 400 Oklahoma City, Oklahoma 73116 (Address of principal executive offices) (Zip Code)

(405) 842-2333 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report:

Item 2.02  Results of Operations and Financial Condition.

On November 16, 2010, the Company issued a press release reporting its financial results for the third quarter and nine months ended September 30, 2010. Comparative balance sheets as of September 30, 2010 and December 31, 2009 were included with the report, together with a schedule showing comparative results of operations for the quarter and nine months ended September 30, 2010 with the comparable 2009 periods. A copy of the press release is attached as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is filed with this Form 8-K and is identified by the number indicated.

Exhibit No.	Description

99.1	Press Release dated November 16, 2010 re third quarter and first nine months of 2010 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/ Herb Mee, Jr.
Herb Mee, Jr., President
November 16, 2010

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Press Release dated November 16, 2010 re third quarter and first nine months of 2010 financial results.	Filed herewith electronically